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



Household Consumer Loan Trust, Series 1995-1
Deposit Trust Calculations
Previous Due Period Ending                          Dec 31, 1999
Current Due Period Ending                           Jan 31, 2000
Prior Distribution Date                             Jan 14, 2000
Distribution Date                                   Feb 14, 2000
Beginning Trust Principal Receivables           3,971,479,080.30
Average Principal Receivables                   3,971,332,092.19
FC&A Collections (Includes Recoveries)             63,496,840.43
Principal Collections                             112,677,807.67
Additional Balances                                51,872,730.15
Net Principal Collections                          60,805,077.52
Defaulted Amount                                   27,744,363.19
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,572,275.00

Beginning Participation Invested Amount           321,666,858.88
Beginning Participation Unpaid Principal          321,666,858.88
Balance
Ending Participation Invested Amount              314,494,600.35
Ending Participation Unpaid Principal Balance     314,494,600.35

Accelerated Amortization Date                       Oct 15, 2000
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=No

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 321,666,858.88
Numerator for Fixed Allocation                    329,254,760.48
Denominator - Max(Sum of Numerators, Principal  3,971,332,092.19
Receivables)
Applicable Allocation Percentage                         8.0997%
Investor FC&A Collections                           5,143,067.55

Series Participation Interest Default Amount
Numerator for Floating Allocation                 321,666,858.88
Denominator - Max(Sum of Numerators, Principal  3,971,332,092.19
Receivables)
Floating Allocation Percentage                           8.0997%
Series Participation Interest Default Amount        2,247,216.29


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

Principal Allocation Components
Numerator for Floating Allocation                 321,666,858.88
Numerator for Fixed Allocation                    329,254,760.48
Denominator - Max(Sum of Numerators, Principal  3,971,332,092.19
Receivables)

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.0000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.0000%
(c) Rate Sufficient to Cover Interest, Yield             5.3163%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          321,666,858.88
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      1,938,936.34

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,           7,172,258.53
[a+m+n]
(a) Investor Principal Collections, [Max(b,h)       4,925,042.24
or e]
(b) prior to Accelerated Amort. Date or not         4,925,042.24
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       8.0997%
(d) Net Principal Collections                      60,805,077.52
(e) after Accelerated Amort Date or Early Amort     9,341,879.18
Period, [f*g]
(f) Fixed Allocation Percentage                          8.2908%
(g) Collections of Principal
                                                  112,677,807.67

(h) Minimum Principal Amount, [Min(i,l)]            3,542,787.17
(i)  Floating Allocation Percentage of              9,126,589.17
Principal Collections
(j)  1.8% of the Series Participation Interest      5,790,003.46
Invested Amount
(k) Series Participation Interest Net Default       2,247,216.29
Payment Amount
(l)  the excess of (j) over (k)                     3,542,787.17

(m) Series Participation Interest Net Default       2,247,216.29
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     5,143,067.55
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the           536,111.43
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      1,938,936.34
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,247,216.29
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                        0.00
Excess [Sec. 4.11(a)(vi)]                             420,803.49

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  894,616,891.32

Seller's Interest Percentage                              23.04%
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


Series

1995-1 Owner Trust Calculations
Due Period Ending            Jan 31, 2000

Payment Date                 Feb 15, 2000

Calculation ofInterest Expense

Index (LIBOR)                   5.781250%

Accrual end date,            Feb 15, 2000
accrual beginning date and   Jan 18, 2000
days in Interest Period                28

                    Class A        Class B     Certificates        Overcoll
                                                                     Amount
Beginning    160,764,834.70  119,016,737.79   11,258,340.06   30,626,946.33
Unpaid
Principal
Balance

Previously             0.00            0.00            0.00
unpaid
interest/
yield

Spread to             0.24%         0.625%            1.03%
index

Rate              6.021250%      6.406250%        6.811250%
(capped
at 13.0%,
15%, 16%)

Interest/        752,892.98     593,017.43        59,642.62
Yield
Payable
on the
Principal
Balance

Interest               0.00           0.00             0.00
on previously
unpaid
interest/yield

Interest/        752,892.98     593,017.43        59,642.62
Yield Due

Interest/
Yield            752,892.98     593,017.43        59,642.62
Paid

Summary



Beginning
Security     160,764,834.70 119,016,737.79    11,258,340.06   30,626,946.33
Balance

Beginning
Adjusted     160,764,834.70 119,016,737.79    11,258,340.06
Balance

Principal      3,584,548.45   2,653,735.67       251,029.04      749,959.30
Paid

Ending
Security     157,180,286.25 116,363,002.12    11,007,311.02   29,944,000.96
Balance

Ending
Adjusted     157,180,286.25 116,363,002.12    11,007,311.02
Balance

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

Ending                                              3.5000%
Certificate
Balance as %
Participation
Interest
Invested
Amount

Targeted     157,247,300.18 116,363,002.12    11,007,311.02
Balance

Minimum                      61,666,666.67     5,833,333.33   15,833,333.33
Adjusted
Balance

Certificate                                    9,530,444.37
Minimum
Balance

Ending OC                                                     29,944,000.95
Amount as
Holdback Amount

Ending OC                                                              0.01
Amount as
Accelerated Prin Pmts


Beginning              0.00           0.00             0.00            0.00
Net
Charge
offs

Reversals              0.00           0.00             0.00            0.00

Charge                 0.00           0.00             0.00            0.00
offs

Ending                 0.00           0.00             0.00            0.00
Net Charge
Offs


Interest/        $1.0038573     $3.4438514       $1.9681435
Yield
Paid per
$1000

Principal        $4.7793979    $15.4111342       $8.2836932
Paid per
$1000

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Series 1995-1  Owner Trust Calculations
Due Period                                           January 2000
Payment Date                                         Feb 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections         7,172,258.53
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                           67,013.93

Series Participation Interest Monthly Interest       1,938,936.34

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.              752,892.98
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.              593,017.43
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.          59,642.62
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-         3,517,534.52
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance          2,653,735.67
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to                0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        251,029.04
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt            749,959.30
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)               67,013.93


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                   0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided                0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated              466,369.38
Certificate - Sec. 3.05(a)(vii)

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



Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt        749,959.30
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                     0.00
provided OC >0- Sec. 3.05(a)(vi)(d)

To Designated Certificate Holder up to total            67,013.93
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback        682,945.37
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             2,518.24

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